EXHIBIT 10.1


                     FIRST AMENDMENT TO STANDSTILL AGREEMENT

         THIS FIRST AMENDMENT TO STANDSTILL AGREEMENT (this "Amendment") is made and entered effective as of the 30th day of April, 2002, by and between FEATHERLITE, INC., a Minnesota corporation ("Borrower"), and U.S. BANK NATIONAL ASSOCIATION ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower and Lender have heretofore entered into that certain Standstill Agreement dated as of January 31, 2002 (the "Standstill Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Standstill Agreement as amended by this Amendment); and

         WHEREAS, Borrower and Lender desire to amend the Standstill Agreement in the manner hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. Section 5(a) of the Standstill Agreement is hereby amended to provide as follows:

                  (a) The Standstill Period shall commence upon the execution of this Agreement and shall expire, unless earlier terminated pursuant to the provisions hereof, at 5:00 p.m. (St. Louis time) on June 30, 2002.

         2. Section 5(b) of the Standstill Agreement is hereby amended by deleting subparagraph (vii) thereof.

         3. Section 5(c) of the Standstill Agreement is hereby amended by changing the references to "April 30, 2002" to instead provide "June 30, 2002."

         4. Borrower hereby agrees to reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment.

         5. All references in the Standstill Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Standstill Agreement as amended by this Amendment.

         6. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Standstill Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

         7. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Standstill Agreement as amended by this Amendment.

         8. Borrower hereby represents and warrants to Lender that:

                  (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

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                  (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

                  (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (d) all of the representations and warranties made by Borrower in the Standstill Agreement are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

                  (e) as of the date of this Amendment, no breach or violation of any term, provision, covenant or agreement contained in the Standstill Agreement has occurred and is continuing.

         9. In the event of any inconsistency or conflict between this Amendment and the Standstill Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

         10. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         11. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE STANDSTILL AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE LOAN DOCUMENTS, WHICH DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM.

         12. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received:

                  (a) this Amendment, duly executed by Borrower;

                  (b) a certificate, executed by the Secretary or Assistant Secretary of Borrower, which shall certify as to the due authorization and execution of this Amendment;

                  (c) a written consent of its Participant, LaSalle National Bank, to the terms and conditions of this Amendment.


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         IN WITNESS WHEREOF, Borrower and Lender have executed this First
Amendment to Loan Agreement as of the 30th day of April, 2002.


                                        FEATHERLITE, INC.

                                           /s/ Conrad Clement
                                        By     Conrad Clement
                                        Title: President

                                        U.S. BANK NATIONAL ASSOCIATION

                                           /s/ Robin L. Van Meter
                                        By     Robin L. Van Meter
                                        Title: Asst. Vice President


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